                                                                   EXHIBIT 10.24
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                              CARSDIRECT.COM, INC.

             SERIES D PREFERRED STOCK PURCHASE AND WARRANT AGREEMENT

                                  MAY 12, 2000



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                                TABLE OF CONTENTS


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RECITALS.................................................................................................1
SECTION 1 AUTHORIZATION AND SALE OF SERIES D PREFERRED STOCK.............................................2
         1.1      Authorization of Series D Preferred Stock..............................................2
         1.2      Sale and Issuance of Series D Preferred and Warrants...................................2
         1.3      Separate Agreements....................................................................2

SECTION 2 CLOSING DATES; DELIVERY........................................................................2
         2.1      Closing Date...........................................................................2
         2.2      Delivery and Payment...................................................................3

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................3
         3.1      Organization and Standing; Certificate of Incorporation and
                  Bylaws.................................................................................3
         3.2      Corporate Power........................................................................3
         3.3      Subsidiaries...........................................................................3
         3.4      Capitalization.........................................................................4
         3.5      Authorization..........................................................................4
         3.6      Proprietary Rights.....................................................................5
         3.7      Registration Rights....................................................................6
         3.8      Governmental Consent, etc.............................................................10
         3.9      Offering..............................................................................10
         3.10     Permits...............................................................................10
         3.11     Brokers or Finders; Other Offers......................................................10
         3.12     Litigation, etc.......................................................................10
         3.13     Disclosure............................................................................10

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...............................................11
         4.1      Preexisting Relationship with Company; Business and Financial
                  Experience............................................................................11
         4.2      Investment Intent; Blue Sky...........................................................11
         4.3      Rule 144..............................................................................11
         4.4      No Public Market......................................................................11
         4.5      Restrictions on Transfer; Restrictive Legends.........................................12
         4.6      Access to Data........................................................................12
         4.7      Authorization.........................................................................12
         4.8      Brokers or Finders....................................................................12
         4.9      Tax Liability.........................................................................12
         4.10     Limited Operating History.............................................................13

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                                TABLE OF CONTENTS

                                   (CONTINUED)

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SECTION 5 CONDITIONS TO CLOSING OF THE PURCHASER........................................................13
         5.1      Representations and Warranties Correct................................................13
         5.2      Covenants.............................................................................13
         5.3      Blue Sky..............................................................................13
         5.4      Restated Certificate..................................................................13
         5.5      Compliance Certificate................................................................13
         5.6      Opinion of Company's Counsel..........................................................13
         5.7      Fourth Amended and Restated Investor Rights Agreement.................................13
         5.8      Voting Agreement......................................................................13
         5.9      Operating Agreement...................................................................13
         5.10     Consulting Agreements.................................................................14
         5.11     Regulatory Approval...................................................................14
         5.12     Right of First Refusal................................................................14

SECTION 6 CONDITIONS TO CLOSING OF THE COMPANY..........................................................14
         6.1      Representations and Warranties Correct................................................14
         6.2      Covenants.............................................................................14
         6.3      Blue Sky..............................................................................14
         6.4      Restated Certificate..................................................................14
         6.5      Fourth Amended and Restated Investor Rights Agreement.................................14
         6.6      Voting Agreement......................................................................14
         6.7      Operating Agreement...................................................................15
         6.8      Consulting Agreements.................................................................15
         6.9      Regulatory Approval...................................................................15

SECTION 7 TERMINATION...................................................................................15
         7.1      Expiration Date.......................................................................15

SECTION 8 MISCELLANEOUS.................................................................................15
         8.1      HSR Approval..........................................................................15
         8.2      Taxes.................................................................................15
         8.3      Governing Law.........................................................................15
         8.4      Entire Agreement; Amendment...........................................................16
         8.5      Notices, etc..........................................................................16
         8.6      Delays or Omissions...................................................................16
         8.7      Expenses..............................................................................17
         8.8      Counterparts..........................................................................17
         8.9      Severability..........................................................................17
         8.10     Titles and Subtitles..................................................................17

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                                TABLE OF CONTENTS
                                   (CONTINUED)



EXHIBITS

A.  Schedules of Purchasers and Warrant Recipients
B.  Restated Certificate of Incorporation
C.  Schedule of Exceptions
D.  Fourth Amended and Restated Investor Rights Agreement
E.  Form of Compliance Certificate
F.  Opinion of Wilson Sonsini Goodrich & Rosati
G.  Series D Preferred Stock Warrants
H.  Voting Agreement
I.  Operating Agreement
J.  Consulting Agreements
K.  Right of First Refusal

                              CARSDIRECT.COM, INC.

             SERIES D PREFERRED STOCK PURCHASE AND WARRANT AGREEMENT

         This Series D Preferred Stock Purchase and Warrant Agreement (this "Agreement") is made as of May 12, 2000 by and among CarsDirect.com, Inc., a Delaware corporation (the "Company"), and the undersigned purchasers of the Company's Series D Preferred Stock (each, a "Purchaser," and collectively the "Purchasers") and recipients of warrants to purchase Series D Preferred Stock (each, a "Warrant Recipient," and collectively "Warrant Recipients").

                                    RECITALS

         A. The Board of Directors has determined that it is in the best interests of the Company to enter into a strategic relationship with Penske Automotive Group, Inc. ("Penske") and UnitedAuto Group, Inc. ("UAG"), pursuant to which Penske and UAG will supply automobiles and perform certain other services for the Company pursuant to an Operating Agreement dated as of May 12, 2000, and Penske and UAG will perform certain services for the Company pursuant to a Consulting Services Agreement dated as of May 12, 2000.

         B. The Board of Directors and the stockholders of the Company authorized the sale of up to 28,000,000 shares of Series D Preferred Stock.

         C. As of May 12, 2000, 18,336,336 shares of Series D Preferred Stock have been issued or are obligated to be issued.

         D. The sale and issuance of the shares of Series D Preferred Stock are in connection and conditioned upon certain strategic transactions among the Company, Penske, and UAG the primary purposes for which are other than raising capital, including an Operating Agreement among Penske, UAG, and the Company ("Operating Agreement") and the Consulting Services Agreements between the Company and (i) Penske, (ii) UAG, (iii) Penske Corporation, and (iv) HAC II, Inc. ("Consulting Services Agreements").

         E. It is a condition to the closing of the transactions contemplated by this Agreement that Bill Gross' idealab!, a California corporation and idealab! Holdings L.L.C., a Delaware L.L.C. (collectively, "idealab"), the Company, and the Purchaser execute and deliver a voting agreement (the "Voting Agreement") and that the Company, Penske and UAG will execute and deliver the Operating Agreement and that Penske, UAG, Penske Corporation and HAC II, Inc. deliver the Consulting Services Agreements.

         F. The Purchasers, the Warrant Recipients and the Company desire to provide for the purchase and sale of shares of Series D Preferred Stock, warrants to purchase Series D Preferred Stock and the to establish the rights and obligations in connection therewith.

         NOW, THEREFORE, the parties hereto agree as follows:


                                    SECTION 1

               AUTHORIZATION AND SALE OF SERIES D PREFERRED STOCK

         1.1 AUTHORIZATION OF SERIES D PREFERRED STOCK. The Company has authorized the sale and issuance of up to 28,000,000 shares (the "Shares") of its Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred"), having the rights, preferences, privileges and restrictions as set forth in the Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit B (the "Restated Certificate").

         1.2 SALE AND ISSUANCE OF SERIES D PREFERRED AND WARRANTS. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers and the Purchasers will buy from the Company 1,078,681 shares at a per share purchase price of $15.76 (the "Per Share Price"), with an aggregate purchase price of $17,000,012.56, each Purchaser to buy the amount of Shares specified under the name of that Purchaser indicated on the Schedule of Purchasers on the signature page hereto, and issue to the Warrant Recipients listed on the Schedule of Warrant Recipients, warrants to purchase shares of Series D Preferred Stock in the forms attached hereto as Exhibit G, each such Warrant Recipient to receive the type and amount of warrants specified on the Schedule of Warrant Recipients.

         The warrants are to purchase an aggregate of 7,939,340 shares of Series D Preferred Stock at a purchase price of $15.76 per share exercisable upon the terms and conditions contained in each of the warrants. The warrants for 3,650,000 shares, as reflected in the Schedule of Warrant Recipients, are being issued in consideration of services pursuant to the Operating Agreement. The warrants for 4,289,340 shares, as reflected in the Schedule of Warrant Recipients, are being issued in consideration of services pursuant to the Consulting Agreements. Each warrant issued to such Warrant Recipient pursuant to this Agreement is herein referred to as a "Warrant" and the Shares issuable upon exercise of a Warrant are referred to herein as the "Warrant Shares." The Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares and the Warrant Shares (the "Conversion Stock") are referred to herein as the "Securities."

         1.3 SEPARATE AGREEMENTS. The Company's agreement with each of the Purchasers hereunder is a separate agreement, the obligations of each of the Purchasers hereunder are several and not joint, and the sale of the Shares to each of the Purchasers is a separate transaction.


                                    SECTION 2

                             CLOSING DATES; DELIVERY

     2.1 CLOSING DATE. It is anticipated that purchase and sale of the Shares hereunder and issuance of the Warrants shall be consummated at a closing (the "Closing") held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at such date, time and place upon which the Company and the Purchaser shall agree (the date and time of the Closing is hereinafter referred to as the "Closing Date").






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



         2.2 DELIVERY AND PAYMENT. At the Closing, the Company will deliver (i) to the Purchasers as listed on the Schedule of Purchasers a certificate or certificates, registered in the Purchaser's name, representing the number of Shares to be purchased by the Purchaser at the Closing, against payment of the purchase price therefor, by check payable to the Company, by wire transfer per the Company's instructions, or by such other means as the Company may, in its discretion, agree to accept, and (ii) the Warrants to the Warrant Recipients as listed on the Schedule of Warrant Recipients.


                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Exhibit C, the Company represents and warrants to each Purchaser and Warrant Recipient that, as of the Closing Date:

         3.1 ORGANIZATION AND STANDING; CERTIFICATE OF INCORPORATION AND BYLAWS. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is presently qualified to do business as a foreign corporation in California and there is no other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company. The Company has made available to the Purchaser copies of its Restated Certificate and Bylaws. Said copies are true, correct and complete and reflect all amendments now in effect.

         3.2 CORPORATE POWER. Except for stockholder approval of the Restated Certificate to increase the allocable shares of Series D Preferred, the Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Fourth Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit D (the "Rights Agreement" and, together with this Agreement, the "Investment Agreements"), the Operating Agreement, the Consulting Agreements, and the Voting Agreement to sell and issue the Shares and the Warrants hereunder and thereunder, to issue the underlying Common Stock (the "Conversion Stock") in accordance with the provisions of the Restated Certificate, and to carry out and perform its obligations under the terms of the Investment Agreements, the Operating Agreement, the Consulting Agreements, and the Voting Agreement.

         3.3 SUBSIDIARIES. Except for Autodata Solutions Company, a Nova Scotia unlimited liability company, Autodata, Inc., a Delaware corporation, CD1 Financial.com, LLC, a Delaware limited liability company, Autodata Solutions, Inc., a Delaware company, and Autodata Solutions Group, Ltd., a Delaware company, the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

         3.4 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of the Company will, conditioned upon approval of the Restated Certificate of Incorporation immediately prior to the Closing, consist of 80,000,000 shares of Class A Common Stock, 2,050,000 shares of Class B Common Stock and 57,503,572 shares of Preferred Stock, 10,000,000 of which have been designated Series A Preferred Stock, 9,558,572 of which have been designated Series B Preferred Stock, 9,945,000 of which have been designated Series C Preferred Stock and 28,000,000 shares of which have been designated Series D Preferred Stock. As of May 3, 2000 the total number of outstanding shares of Class A Common Stock was 11,225,267 and the total number of outstanding shares of Class B Common Stock was 2,050,000. As of May 3, 2000, 10,000,000 shares of Series A Preferred Stock, 9,558,571 shares of Series B Preferred Stock, 9,757,523 shares of Series C Preferred Stock, and 17,355,273 shares of Series D Preferred Stock were outstanding. The Series D Preferred has the rights, preferences, privileges and restrictions set forth in the Restated Certificate. All currently outstanding shares of Preferred Stock and Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with applicable securities laws. The Company has reserved a sufficient number of shares of Series D Preferred for issuance hereunder and a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants and conversion of the Series D Preferred. Of the 11,500,000 shares of Common Stock of the Company reserved for issuance under the Company's 1998 Stock Option Plan, options to purchase fewer than 11,500,000 shares have been granted. The Company has issued (i) a warrant to Bank One Corporation for the purchase of up to 2,085,970 shares of Class A Common Stock,
(ii) a warrant to Heidrick & Struggles, Inc. for the purchase of up to 10,000 shares of Class A Common Stock and (iii) a promissory note to GBJ Holdings, LLC in the principal amount of $490,000.00 which is convertible into shares of Series C Preferred Stock. Additionally, the Company has granted warrants to certain executives and consultants to acquire shares of capital stock. Except
(i) as set forth above, and (ii) as provided in the Company's Restated Certificate (excluding any antidilution provisions contained in the Restated Certificate) and the Schedule of Exceptions, there are no options, warrants or other rights to purchase, acquire or otherwise receive any of the Company's authorized and unissued capital stock. There are no preemptive rights or anti-dilution rights triggered by the sale of Series D Preferred Stock and issuance of Warrants pursuant to this Agreement and the transactions contemplated thereby.

         3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Investment Agreements, the Voting Agreement, the Operating Agreement, and the Consulting Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Warrants and the Conversion Stock and the performance of the Company's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, Voting Agreement, the Operating Agreement, and the Consulting Agreements when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Company makes no representation as to the enforceability of the indemnification provisions contained in the Investor Rights Agreement. The Shares, the Warrants and the Conversion Stock when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Restated Certificate; the Common Stock issuable upon conversion of the Shares and the Series D Preferred Stock issuable upon conversion of the Warrant have been duly and validly reserved and, when issued in compliance with the provisions of the Restated Certificate, will be validly issued, fully paid and nonassessable; and the Shares and the Conversion Stock will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares and the Conversion Stock may be subject to restrictions on transfer under state or federal securities laws and restrictions set forth in the Investor Rights Agreement.

         3.6 PROPRIETARY RIGHTS. The Company and its subsidiaries have title and ownership of, or full right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, without any conflict with or infringement of the rights of others. The Company and its subsidiaries have not violated in a material respect outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company and its subsidiaries have not received any communications alleging that the Company or its subsidiaries have violated or, by conducting their business as currently conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity. To the knowledge of the Company, none of its employees or its subsidiaries employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or any subsidiary or that would conflict with the Company's or a subsidiary's business as currently conducted. Neither the execution and delivery of the Investment Agreements, Voting Agreement, the Operating Agreement, and the Consulting Agreements nor the carrying on of the Company's or any subsidiary's business by the employees of the Company, nor the conduct of the Company's or any subsidiary's business as currently conducted, will, to the Company's or any subsidiary's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

         3.7 REGISTRATION RIGHTS. Except as set forth in the Rights Agreement (and prior versions thereof) and as outlined pursuant to this Section 3.7, the Company is not under any contractual obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding securities or any of its securities which may hereafter be issued.

             3.7.1 REGISTRATION ON FORM S-3

                   (a) Request for Registration. In case the Company shall receive from Purchasers a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of the Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $3,000,000, and the Company is a registrant entitled to use Form S-3 to register the Securities for such an offering, the Company shall use commercially reasonable efforts to cause such Securities to be registered for the offering on such form and to cause such Securities to be qualified in such jurisdictions as the Purchasers may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 3.7.1 in any twelve month period. If such offer is to be an underwritten offer, the underwriters must be acceptable to both the Purchasers and the Company. The Company shall inform the other parties to the extent required under the Rights Agreement, of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(b) of the Rights Agreement shall be applicable to each such registration initiated under this
Section 3.7.1.

                   (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3.7.1:

                       (i) Following the filing of, and for 180 days immediately following the effective date of, any registration statement pertaining to capital stock of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

                       (ii) Within twelve months after the Company has effected such a registration pursuant to this Section 3.7.1.3(a), and such registration has been declared or ordered effective; or

                       (iii) If the Company shall furnish to the Purchasers a certificate signed by the President of the Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission, or (ii) stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its commercially reasonable efforts to file a registration statement shall be deferred one or more times for a period not to exceed 180 days from the receipt of the request to file such registration by such

Purchasers, provided that the Company may not exercise this deferral right and any other similar deferral right under the Rights Agreement more than once per twelve month period.

             3.7.2 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Purchaser advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

                   (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least 90 days or until the distribution described in the registration statement has been completed, whichever first occurs; provided, however, that such 90 day period shall be extended for a period of time equal to that which the Purchaser refrains from selling any securities at the request of any underwriter of the Company; and

                   (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

             3.7.3 INDEMNIFICATION

                   (a) The Company will indemnify each Purchaser, each of its officers and directors and partners, and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Purchaser, each of its officers and directors, and each person controlling such Purchaser, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser or controlling person, and stated to be specifically for use therein; provided, however, that the foregoing indemnity Agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity Agreement shall not inure to the benefit of any Purchaser , if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

                   (b) Each Purchaser will, if Securities held by such Purchaser are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Purchaser, each of its officers and directors and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Purchaser, and will reimburse the Company, such other Purchasers, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Purchaser. Notwithstanding the foregoing, the liability of each Purchaser under this subsection 3.7.3(b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Purchaser, unless such liability arises out of or is based on willful misconduct or fraud by such Purchaser.

                   (c) Each party entitled to indemnification under this Section
3.7.3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                   (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             3.7.4 INFORMATION BY HOLDER. The Purchaser or Purchasers of Securities included in any registration shall furnish to the Company such information regarding such Purchaser or Purchasers, the Securities held by them and the distribution proposed by such Purchaser or Purchasers as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

             3.7.5 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use commercially reasonable efforts to:

                   (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                   (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                   (c) So long as a Purchaser owns any restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

             3.7.6 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to Section 3.7.1 of this Agreement shall terminate as to any Purchaser upon the earlier of (i) the date twelve years after the effective date of this Agreement and (ii) the date such Purchaser and its affiliates are able to immediately sell all shares of Securities held or entitled to be held upon conversion by such Purchaser and its affiliates under Rule 144 during any 90-day period.

             3.7.7 DEFINITION. For Purposes of this Section 3.7 only, the terms "Purchaser" and "Purchasers" include the Warrant Recipients.

         3.8 GOVERNMENTAL CONSENT, ETC. No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Investment Agreements, or the offer, sale or issuance of the Shares, the Warrants or the Conversion Stock, or the consummation of any other transaction contemplated hereby, except
(i) the filing of the Restated Certificate in the office of the Delaware Secretary of State prior to the Closing and (ii) the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and the Conversion Stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

         3.9 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         3.10 PERMITS. The Company has or is seeking all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

         3.11 BROKERS OR FINDERS; OTHER OFFERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the sale of shares of Series D Preferred Stock.

         3.12 LITIGATION, ETC. To the Company's knowledge, as of the date hereof, there is no action, suit, proceeding or investigation pending or threatened, against the Company, and none which questions the validity of this Agreement or the transactions contemplated herein. The Company is not a party or subject to any material writ, order, decree or judgment, and there is no action, suit or proceeding by the Company currently pending or which the Company intends to initiate.

         3.13 DISCLOSURE. The Company and each Purchaser and Warrant Recipient have been engaged in a due diligence process and, in connection therewith, the Company has made available to such Purchaser or Warrant Recipient information reasonably available to the Company that such Purchaser requested to assist it in making its decision of whether or not to purchase the Shares.

Assuming the accuracy of each Purchaser's representations regarding their sophistication with regard to investments in companies similar to the Company and in light of the aforementioned due diligence process, to the Company's knowledge (1) neither the Agreement nor any other written statements or certificates made or delivered in connection with the execution of the Agreement contains any untrue statement of a material fact: and (2) in the due diligence process the Company did not omit to state a material fact specific to the Company necessary to make the statements made, in light of the circumstances in which they were made, not misleading (it being understood that this representation is qualified by the fact that the Company has not delivered to any Purchaser and has not been requested to deliver, a private placement or similar memorandum or any "Risk Factors" or "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the type typically contained therein).


                                    SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Each Purchaser hereby severally represents and warrants to the Company as follows:

         4.1 PREEXISTING RELATIONSHIP WITH COMPANY; BUSINESS AND FINANCIAL EXPERIENCE. It either (i) has a prior business and/or personal relationship with the Company and/or its officers and directors, or (ii) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company and who are not compensated by the Company, has the capacity to protect its own interests in connection with the purchase of the Shares and underlying Conversion Stock.

         4.2 INVESTMENT INTENT; BLUE SKY. It is acquiring the Shares and the underlying Conversion Stock for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the issuance of the Shares and the underlying Conversion Stock has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser's address set forth on the signature page hereto represents the Purchaser's true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable "Blue Sky" laws.

         4.3 RULE 144. It acknowledges that the Shares and the underlying Conversion Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.4 NO PUBLIC MARKET. It understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

         4.5 RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS. It understands that the transfer of the Shares and the Conversion Stock is restricted by applicable state and Federal securities laws and by the provisions of the Investor Rights Agreement, and that the certificates representing the Shares and the Conversion Stock will be imprinted with legends restricting transfer except in compliance therewith.

         4.6 ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. It has also had an opportunity to ask questions of officers of the Company. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

         4.7 AUTHORIZATION. All action on the part of the Purchaser's partners, board of directors, and stockholders, as applicable, necessary for the authorization, execution, delivery and performance of the Investment Agreements by the Purchaser, the purchase of and payment for the Shares and the Conversion Stock and the performance of all of the Purchaser's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Purchaser makes no representation as to the enforceability of the indemnification provisions contained in the Investor Rights Agreement.

         4.8 BROKERS OR FINDERS. The Company has not and will not incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby based upon any arrangements or agreements made by the Purchaser.

         4.9 TAX LIABILITY. It has reviewed with its own tax advisors the tax consequences of the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of the Company's agents with respect to such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

       4.10 LIMITED OPERATING HISTORY. It acknowledges that the Company was incorporated on October 9, 1998 as a new business and has a limited operating history.

                                    SECTION 5

                     CONDITIONS TO CLOSING OF THE PURCHASER

         Each Purchaser's obligation to purchase the Shares is, unless waived in writing by the Purchaser, subject to the fulfillment as of the date of Closing of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the date of the Closing.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Stock.

         5.4 RESTATED CERTIFICATE. The Restated Certificate shall have been filed in the office of the Delaware Secretary of State.

         5.5 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser a certificate of the Company in substantially the form attached hereto as Exhibit E, executed by the President of the Company, dated as of the date of the Closing and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

         5.6 OPINION OF COMPANY'S COUNSEL. The Purchaser shall receive from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, an opinion addressed to them, dated the Closing Date, in substantially the form of Exhibit F.

         5.7 FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT. The Purchaser and Warrant Recipients shall have executed and delivered the Fourth Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit D.

         5.8 VOTING AGREEMENT. The Company, Bill Gross' idealab! and idealab! Holdings LLC shall have executed and delivered the Voting Agreement in substantially the form attached hereto as Exhibit H.

         5.9 OPERATING AGREEMENT. The Company shall have executed and delivered the Operating Agreement in substantially the form attached hereto as Exhibit I.

         5.10 CONSULTING AGREEMENTS. The Company shall have executed and delivered the Consulting Agreements in substantially the form attached hereto as Exhibit J.

         5.11 REGULATORY APPROVAL.

              (a) The parties shall have timely obtained all regulatory approvals; and

              (b) Any waiting period (and any extension thereof) under the HSR Act (as defined herein) applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated.

         5.12 RIGHT OF FIRST REFUSAL. The Company and the "Qualified Purchasers" under the Rights Agreement shall have delivered an amendment including the parties to this Agreement as Qualified Purchasers under Section 8 of the Rights Agreement, the amendment is attached hereto as Exhibit K.


                                    SECTION 6

                      CONDITIONS TO CLOSING OF THE COMPANY

         The Company's obligation to sell and issue the Shares is, unless waived in writing by the Company, subject to the fulfillment as of the date of Closing of the following conditions:

         6.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations made in
Section 4 hereof by the Purchaser shall be true and correct in all material respects as of the date of Closing.

         6.2 COVENANTS. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Purchaser on or prior to the date of Closing shall have been performed or complied with in all material respects.

         6.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Stock.

         6.4 RESTATED CERTIFICATE. The Restated Certificate shall have been filed in the office of the Delaware Secretary of State.

         6.5 FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT. The Purchasers and Warrant Recipients shall have executed and delivered the Fourth Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit D.

         6.6 VOTING AGREEMENT. Penske Internet Capital Group L.L.C., United Auto Group, Inc., HAC II, Inc. and Roger S. Penske shall have executed and delivered the Voting Agreement in substantially the form attached hereto as Exhibit H.

         6.7 OPERATING AGREEMENT. Penske and UAG shall have executed and delivered the Operating Agreement in substantially the form attached hereto as
Exhibit I.

         6.8 CONSULTING AGREEMENTS. Penske, UAG, Penske Corp., and HAC II, Inc. shall have executed and delivered the Consulting Agreements in substantially the forms attached hereto as Exhibit J.

         6.9 REGULATORY APPROVAL.

             (a) The parties shall have timely obtained all regulatory approvals; and

             (b) Any waiting period (and any extension thereof) under the HSR Act (as defined herein) applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated.


                                    SECTION 7

                                   TERMINATION

         7.1 EXPIRATION DATE. In the event that the transactions contemplated by this Agreement have not been consummated by December 31, 2000, then any party may, on or after such date, terminate this Agreement; provided that a party will not be entitled to terminate this Agreement pursuant to this Section 7.1 if that party's breach of this Agreement has prevented the consummation of the transactions contemplated hereby at or prior to such time.


                                    SECTION 8

                                  MISCELLANEOUS

         8.1 HSR APPROVAL. The Company shall use commercially reasonable efforts to cooperate with Purchasers whether prior to or after the Closing in making filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

         8.2 TAXES. The parties agree and acknowledge that the Warrants are being issued in connection with performance of services and that the Federal income tax treatment of the issuance and exercise of the warrants is accordingly governed by Section 83 of the Code and the Treasury Regulations thereunder. Each party agrees that it will take no reporting or other position for any income tax purpose which is inconsistent with the foregoing.

         8.3 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California without regard to conflict of laws provisions.

         8.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Investment Agreements, the Operating Agreement, the Consulting Agreements, and the Voting Agreement, including the exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         8.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

             (a) if to a Purchaser or to a Warrant Recipient, to the address or fax number listed after such Purchaser's name on the signature page hereto or at such other address as such Purchaser shall have furnished to the
Company:
                            if to the Company, to:

                            10567 Jefferson Blvd.
                            Culver City, California 90232
                            Chief Executive Officer
                            Fax: (310) 280-4264

                            or at such other address as the Company
                            shall have furnished to the
                            Purchaser, with a copy to:

                            Wilson Sonsini Goodrich & Rosati
                            650 Page Mill Road
                            Palo Alto, California 94304-1050
                            Attn: Martin W. Korman, Esq.
                            Attn: Michael D. Weisberg, Esq.
                            Fax: (650) 493-6811

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         8.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         8.7 EXPENSES. Each of the parties hereto shall bear its own expenses incurred in the preparation and negotiation of this Agreement, and the consummation of the transactions contemplated hereby.

         8.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

         8.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         8.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         The foregoing agreement is hereby executed effective as of the date first set forth above.

"COMPANY"                                                     "PURCHASER"

CARSDIRECT.COM, INC.
A Delaware corporation                                        --------------------------------------------------------
                                                              Print name of Purchaser as it is
                                                              to appear on stock certificate


By:
   -----------------------------------------------            --------------------------------------------------------
                                                              Authorized Signature

Name:
     ---------------------------------------------            --------------------------------------------------------
                                                              Title of Signatory (if appropriate)

Title:                                                        Number of Shares of Series D Preferred
      --------------------------------------------            purchased:
                                                                        -------------

                                                              Aggregate Purchase Price for Shares:
                                                                  $
                                                                   ------------

                                                              Address for notices:

                                                              --------------------------------------------------------
                                                              --------------------------------------------------------
                                                              --------------------------------------------------------

                                                              "WARRANT RECIPIENT"


                                                              --------------------------------------------------------
                                                              Print Name of Warrant Recipient

                                                              --------------------------------------------------------
                                                              Authorized Signature

                                                              Address for notices:

                                                              --------------------------------------------------------
                                                              --------------------------------------------------------
                                                              --------------------------------------------------------


        [Signature Page to Series D Stock Purchase and Warrant Agreement]


                                      -1-